Exhibit 10.10
FIRST AMENDMENT TO LOAN DOCUMENTS

THIS FIRST AMENDMENT TO LOAN DOCUMENTS (this “Agreement”) is entered into as of June 9, 2021, by and between TERRA MORTGAGE PORTFOLIO II, LLC, a Delaware limited liability company (“Borrower”), TERRA PROPERTY TRUST, INC., a Maryland corporation (“Guarantor”), on the one hand, and WESTERN ALLIANCE BANK, an Arizona corporation (“Lender”), on the other hand.

RECITALS

1.Lender heretofore extended to Borrower a revolving line of credit in the original maximum principal amount of Seventy-Five Million and No/100 Dollars ($75,000,000.00) (the “Revolving Line of Credit”), which Revolving Line of Credit is evidenced by, without limitation, that certain Promissory Note dated as of March 12, 2021, executed by Borrower in favor of Lender (together with any and all amendments thereto or modifications thereof, the “Note”).

2.In connection with the Loan, Borrower also executed and delivered to and in favor of Lender that certain Business Loan Agreement (Revolving Line of Credit) dated March 12, 2021 (together with any and all amendments thereto or modifications thereof, the “Loan Agreement”), pursuant to which, among other things, Borrower granted to Lender a security interest in the Collateral (as defined in the Loan Agreement) to secure Borrower’s obligations to Lender in connection with the Loan.

3.Payment and performance of Borrower’s indebtedness and obligations in connection with the Revolving Line of Credit was and is guaranteed by Guarantor, who executed and delivered to and in favor of Lender a Limited Guaranty dated as of March 12, 2021 (together with any and all amendments thereto or modifications thereof, the “Guaranty”).

4.Lender perfected its interest in and to the Collateral by causing to be filed a UCC-1 financing statement with the Delaware Secretary of State on March 12, 2021, as Filing No. 2021 2003482 (the “UCC Financing Statement”). Lender’s security interest in the Collateral is first in priority and duly perfected under applicable Law.

5.The Loan Agreement, Note, Guaranty, UCC Financing Statement, and all other assignments, agreements, instruments and other documents executed by Borrower or Guarantor in connection with the Revolving Line of Credit shall at times hereinafter be referred to collectively as the “Loan Documents.”

6.Borrower and Guarantor have each requested that Lender amend the Loan Documents to, among other things, correct an omission in the Advance Rate Schedule attached as Exhibit E to the Loan Agreement. Lender is willing to agree to said request subject to the terms and conditions set forth in this Agreement.

1

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.Recitals; Defined Terms.

The recitals are incorporated herein by this reference as are all exhibits. Borrower and Guarantor, and each of them, agree and acknowledge that the factual information recited above is true and correct. Except as may be otherwise expressly defined in this Agreement, all terms used in this Agreement beginning with a capital letter shall have the meanings ascribed to them in the Loan Agreement.

2.Borrower and Guarantor Acknowledgments as to Obligations and Other Matters.

a.Borrower and Guarantor each acknowledge, confirm and agree that as of June 8, 2021, the total outstanding principal balance of the Note is $8,772,102.65, plus accrued and unpaid interest thereon.

b.Borrower and Guarantor, and each of them, specifically acknowledge, confirm and agree that they do not have any valid offset or defense to the obligations, indebtedness and liability under the Loan Documents.

3.Reaffirmation of Obligations.

This Agreement is, in part, a reaffirmation of the obligations, indebtedness and liability of Borrower and Guarantor, and each of them, to Lender as evidenced by the Loan Agreement, Guaranty and the other Loan Documents. Therefore, Borrower and Guarantor, and each of them, represent, warrant, acknowledge and agree that, except as specified herein, all of the terms and conditions of the Loan Documents are and shall remain in full force and effect, without waiver or modification of any kind whatsoever, and are ratified and confirmed in all respects.

4.Amendment to Loan Agreement.

a.The Advance Rate Schedule attached to the Loan Agreement as Exhibit E is hereby deleted in its entirety and replaced by the Advance Rate Schedule in the form attached hereto as Exhibit A.

5.Agreement as a Loan Document.

From and after the effective date of this Agreement, this Agreement and any other documents and instruments executed in connection herewith shall each constitute one of the “Loan Documents.”

6.Effective Date of Agreement.

2

This Agreement and the amendments provided for herein shall be effective as of the date set forth above, subject to the timely and complete satisfaction of each and all of the conditions precedent set forth in Section 8 of this Agreement.

7.Borrower’s and Guarantor’s Representations and Warranties.

Borrower and Guarantor, and each of them, hereby represent and warrant to Lender and covenant and agree with Lender as follows:

a.Borrower and Guarantor, and each of them, have full legal right, power and authority to enter into and perform this Agreement. The execution and delivery of this Agreement by Borrower and Guarantor and the consummation by Borrower and Guarantor of the transactions contemplated hereby have been duly authorized by all necessary action by or on behalf of Borrower and Guarantor. This Agreement is a valid and binding obligation of Borrower and Guarantor, and each of them, enforceable against Borrower and Guarantor in accordance with its terms.

b.Neither the execution and delivery of this Agreement by Borrower and Guarantor, or either of them, nor the consummation by Borrower and Guarantor, or either of them, of the transactions contemplated hereby, conflicts with or constitutes a violation or a default under any law applicable to Borrower and Guarantor, or either of them, or any contract, commitment, agreement, arrangement or restriction of any kind to which Borrower and Guarantor, or either of them, is a party, by which Borrower and Guarantor, or either of them, is bound or to which any of Borrower’s and Guarantor’s, or either of their, property or assets is subject.

c.There are no actions, suits or proceedings pending, or to the knowledge of Borrower and Guarantor, or either of them, threatened against or affecting Borrower and Guarantor, or either of them, respectively, in relation to their obligations to Lender or involving the validity and enforceability of this Agreement, the Loan Agreement, the Note, the Guaranty or any of the other Loan Documents, as applicable, or the priority of any liens given by Borrower to Lender in accordance with the Loan Agreement, and the other Loan Documents, at law or in equity, or before or by any governmental agency, or which could have an adverse effect on the financial condition, operations, properties, assets, liabilities or earnings of Borrower and Guarantor, or either of them, or the ability of Borrower and Guarantor, or either of them, to perform their respective obligations to Lender.

d.Borrower and Guarantor, and each of them, hereby reaffirm and confirm that the representations and warranties of Borrower and Guarantor, as applicable, contained in the Loan Documents are true, correct and complete in all respects as of the date of this Agreement.

e.Borrower and Guarantor, and each of them, are in full and complete compliance with the terms, covenants, provisions and conditions of the Loan Agreement, the Note, the Guaranty and the other Loan Documents to which they are a party.

All covenants, representations and warranties of Borrower and Guarantor herein are incorporated by reference and hereby made a part of the Loan Agreement and the Guaranty, as applicable.

3

8.Conditions Precedent to Effectiveness of Agreement.

The effectiveness of this Agreement shall be expressly conditioned upon the following having occurred or Lender having received all of the following on or before June 9, 2021, in form and content satisfactory to Lender and its counsel, in its or their sole and absolute discretion, and suitable for filing or recording, as the case may be, as required:

a.This Agreement, fully executed by Borrower and each Guarantor;

b.Such additional information, assignments, agreements, resolutions, certificates, reports, approvals, instruments, documents, subordination agreements, financing statements, consents and opinions as Lender may request, in its sole and absolute opinion and judgment, in connection with this Agreement and/or any of the matters which are the subject of this Agreement; and

c.Payment of the fees and costs of Lender in connection with the preparation, negotiation, administration and execution of this Agreement including, but not limited to, attorneys’ fees, and other costs and fees of other professionals retained by Lender.

9.Miscellaneous.

a.Section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

b.This Agreement may be executed in one or more counterparts but all of the counterparts shall constitute one agreement; provided, however, this Agreement shall not be effective and enforceable unless and until it is executed by all parties hereto.

c.This Agreement and the other documents and instruments executed in connection therewith constitute the product of the negotiation of the parties hereto and the enforcement hereof shall be interpreted in a neutral manner, and not more strongly for or against any party based upon the source of the draftsmanship hereof.

d.This Agreement shall be binding upon and inure to the benefit of Lender, Borrower and Guarantor, and each of them, and their respective successors and assigns, except that neither Borrower nor any Guarantor shall assign their rights hereunder or any interest therein without the prior written consent of Lender.

e.This Agreement is not a novation, nor, except as expressly provided in this Agreement, is it to be construed as a release or modification of any of the terms, conditions, warranties, waivers or rights set forth in the Loan Documents. Nothing contained in this Agreement shall be deemed to constitute a waiver by Lender of any required performance by Borrower or Guarantor, and each of them, of any Event of Default or default heretofore or hereafter occurring under or in connection with the other Loan Documents. In the event there is a conflict in any term, condition or provision of this Agreement, on the one hand, and the Loan Agreement, the Guaranty, or any of the other Loan Documents, on the other hand, the terms, conditions and provisions of this Agreement are to control.

4

[Signature Page Follows]

5

IN WITNESS WHEREOF, Borrower, Guarantor and Lender have executed and delivered this Agreement as of the date set forth above.

BORROWER:

TERRA MORTGAGE PORTFOLIO II, LLC,
a Delaware limited liability company

By:// Greg Pinkus
Name: Greg Pinkus
Its:    Authorized Signatory

GUARANTORS:

TERRA PROPERTY TRUST, INC.,
a Maryland corporation

By: Greg Pinkus
Name: Greg Pinkus
Its: Authorized Signatory

[SIGNATURE PAGE CONTINUES]

LENDER:

WESTERN ALLIANCE BANK,
an Arizona corporation

By:/a/Kenneth C. Hedberg     Name: Kenneth C. Hedberg
Title: Vice President

7

EXHIBIT A

ADVANCE RATE SCHEDULE

Notwithstanding the foregoing, Advances are subject to the following additional limitations:

1.Advances on any single Collateral Loan shall not exceed $25,000,000.00. On a case by case basis, Lender may approve advances greater than $25,000,000.00 at its sole and absolute discretion, and subject to additional recourse being available to Lender for proceeds in excess of $25,000,000.00.

2.The aggregate amount of all Advances on Collateral Loans secured by Underlying Collateral located in the New York City metropolitan areas shall not exceed 25% of the Credit Limit.

3.In the event any Collateral Loan Obligor, including any affiliate thereof, has two (2) or more Collateral Loans that otherwise qualify as Eligible Receivables, the aggregate Advances to Borrower for such Collateral Loans shall not exceed, in the aggregate, an amount equal to twenty-five percent (25%) of the Credit Limit;

8